Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report on Form 10-Q of Helix Technologies, Inc. (the “Company”) for the period ended September 30, 2020 (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Zachary L. Venegas, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the periods covered by the Report.

Date: November 13, 2020	By:	/s/ Zachary L. Venegas
Zachary L. Venegas
Chief Executive Officer